Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

HENNESSY SMALL CAP FINANCIAL FUND
Investor Class  HSFNX  |  Institutional Class  HISFX

Summary Prospectus
February 28, 2025

hennessyfunds.com  |  1-800-966-4354

The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2025, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus. Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund at no cost online at https://www.hennessyfunds.com/funds/regulatory-documents, by calling 1-800-966-4354 or 1-415-899-1555, or by emailing fundsinfo@hennessyfunds.com.

Investment Objective

The Hennessy Small Cap Financial Fund seeks capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		0.90%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.58%		0.39%
Shareholder Servicing	0.10%		None
Remaining Other Expenses[1]	0.48%		0.39%
Total Annual Fund Operating Expenses		1.63%		1.29%

[1]
Includes acquired fund fees and expenses that do not exceed 0.01% of the Fund’s average daily net assets. Acquired fund fees and expenses are not reflected in the Fund’s financial statements, so the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$166	$514	$887	$1,933
Institutional	$131	$409	$708	$1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in companies whose securities are listed on U.S. national securities exchanges, including through American Depositary Receipts (“ADRs”), which are U.S. dollar-denominated securities of foreign issuers listed on U.S. national securities exchanges.  The Fund’s investments consist primarily of common stocks.

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small-cap companies principally engaged in the business of providing financial services.  An issuer is considered principally engaged in the business of providing financial services if at least 50% of its assets, gross income, or net profits are committed to, or derived from, financial services activities.  Financial services activities are activities primarily related to consumer and commercial banking, global payments, insurance, securities and investments, specialty finance, and real estate. Investments may include mortgage banking companies, discount brokerage companies, insurance companies, consumer finance companies, savings and loan associations, savings banks, leasing companies, building and loan associations, cooperative banks, commercial banks, investment companies, other depository institutions, companies in the information technology industries that are primarily engaged in providing products or services to the types of companies listed above, and real estate investment trusts.  The Fund considers a small-cap company to be one that has a market capitalization of less than $3 billion, measured at the time of purchase.

When evaluating securities to purchase, the Portfolio Managers generally look for companies that have low price-to-earnings ratios and low price-to-book ratios relative to other financial services companies.  The Portfolio Managers may choose to sell a security if they believe it has reached an excessive valuation level, when the company’s specific metrics or industry fundamentals deteriorate, or if the investment process identifies a potentially superior investment idea. They may also choose to sell a position when the company’s market capitalization rises above $3 billion.

The Fund will not invest more than 5% of its total assets in the equity-related securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Industry Concentration Risk:  The Fund primarily invests in the Financials sector, and its performance is therefore tied closely to, and affected by, developments in this industry. Companies in the Financials sector may be adversely affected by changes in the regulatory environment, interest rate changes, and other factors.

Mortgage and Real Estate Investments Risk: Because the Fund focuses on financial services companies that issue mortgages and invest in mortgage-backed securities and other real estate investments, the Fund is subject to risks associated with the real estate market. Mortgages and real estate investments are particularly sensitive to economic downturns, changes in regulations, and fluctuating interest rates. In particular, they are subject to the risk that borrowers default on their loans and the risk that borrowers prepay some or all of the principal owed to the issuer, in each case causing the investments to fail to realize expected returns.

Small-Sized and Medium-Sized Companies Risk: The Fund invests in small-sized and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies.  Smaller companies may have limited product lines, markets, and financial resources, and their management may be dependent on fewer key individuals.

Non-Diversification Risk:  The Fund is non-diversified under the Investment Company Act. Accordingly, the Fund typically invests a greater portion of its assets in, and its performance may be affected by, a smaller number of issuers than if it were a diversified fund. Further, the Fund may experience greater losses as a result of a single issuer’s unfavorable market or economic conditions or other adverse developments impacting the market value of the issuer’s securities.

Foreign Securities Risk: The Fund may invest in foreign companies (i) whose securities are listed on U.S. national securities exchanges or (ii) through ADRs. There are specific risks associated with investing in foreign companies not typically associated with investing in domestic companies. Risks include the possibility of substantial price volatility or reduced liquidity as a result of political and economic instability or policy and legislative changes in the foreign country and reduced earnings potential due to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation. In addition, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Market and Equity Investments Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, political and other events, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Tax Law Change Risk: Tax law is subject to change, possibly with retroactive effect, or to different interpretations. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Internal Revenue Code (some of which are set to expire in 2025). More recently, the Inflation Reduction Act of 2022 added a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the value of or tax consequences of your investment in the Fund. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.

Temporary Defensive Positions Risk:  From time to time, the Fund may take temporary defensive positions in response to adverse market, economic, or political conditions.  To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.  For temporary defensive purposes, the Fund may invest in cash or short-term obligations.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of an index that reflects a broad measure of market performance, the Russell 2000® Index, as well as an additional index that reflects the market sector in which the Fund invests, the Russell 2000® Index Financials.  For additional information on these indices, please see “Descriptions of Indices” on page 68 of this Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Performance may be higher or lower in the future.  Updated performance information is available at www.hennessyfunds.com.

HENNESSY SMALL CAP FINANCIAL FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 57.27% for the quarter ended December 31, 2020, and the lowest quarterly return was -38.05% for the quarter ended March 31, 2020.

Performance of the Fund’s Institutional Class shares differs from that of the Fund’s Investor Class shares because the share classes have different expenses and inception dates.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2024)
	One	Five	Ten
	Year	Years	Years
Hennessy Small Cap Financial
Fund – Investor Shares

Return before taxes	10.82%	8.56%	8.51%

Return after taxes
on distributions	9.41%	7.51%	7.06%

Return after taxes
on distributions and
sale of Fund shares	7.52%	6.69%	6.63%

Hennessy Small Cap Financial
Fund – Institutional Shares

Return before taxes	11.16%	8.94%	8.90%

Russell 2000® Index Financials
(reflects no deduction for
fees, expenses, or taxes)	16.58%	7.10%	8.10%

Russell 2000® Index
(reflects no deduction for
fees, expenses, or taxes)	11.54%	7.40%	7.82%

We use the Russell 2000® Index Financials as an additional index because it reflects the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the highest historical individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

David H. Ellison and Ryan C. Kelley, CFA, are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Ellison has served as a Portfolio Manager of the Fund since its inception in 1997 and has been employed by the Investment Manager since 2012. Mr. Kelley has served as a Portfolio Manager of the Fund since October 2014, served as a Co-Portfolio Manager of the Fund from March 2013 through September 2014, has served as the Chief Investment Officer of the Hennessy Funds since March 2021, and has been employed by the Investment Manager since 2012.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with a Fund.

To purchase Fund shares, you may contact your broker-dealer or other financial intermediary. To purchase Fund shares directly from the Hennessy Funds, or for assistance with completing your application, please call 1-800-966-4354 or 1-415-899-1555 between 9:00 a.m. and 7:00 p.m. Eastern time/6:00 a.m. and 4:00 p.m. Pacific time on Monday through Thursday or between 9:00 a.m. and 5:00 p.m. Eastern time/6:00 a.m. and 2:00 p.m. Pacific time on Friday (excluding holidays).  You may buy Fund shares any day the New York Stock Exchange (“NYSE”) is open.

The minimum initial investment in Investor Class shares of a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts.  The minimum initial investment in Institutional Class shares of a Fund is $250,000.  For corporate-sponsored retirement plans, there is no minimum initial investment for either Investor Class or Institutional Class shares.  There is no subsequent minimum investment requirement.  A $100 minimum exists for each additional investment made through an Automatic Investment Plan.  The Funds may waive the minimum investment requirements from time to time.  Investors purchasing Fund shares through financial intermediaries’ asset-based fee programs may have the above minimums waived by their intermediary, since the intermediary, rather than the Funds, absorbs the increased costs of small purchases.

You may redeem Fund shares each day the NYSE is open either by mail (Hennessy Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by calling the Transfer Agent at 1-800-261-6950 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time on Monday through Friday (excluding holidays).  Investors who wish to redeem Fund shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem Fund shares may be placed.

Tax Information

The Funds’ distributions generally will be taxable to you as ordinary income or capital gains regardless of whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Investment Manager, and their related companies may pay the intermediary for performing shareholder services or distribution-related services for the Fund, including, without limitation, administrative, sub-transfer agency type, recordkeeping, and shareholder communication services.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend a Fund over another investment.  Similarly, such payments may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.  Ask your financial adviser or visit your financial intermediary’s website for more information.